UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 11, 2012

Cameron International Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	1-13884	76-0451843
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1333 West Loop South, Suite 1700, Houston, Texas	77027
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 513-3300

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting of Stockholders of Cameron International Corporation (the “Company”) held on May 11, 2012, the stockholders of the Company approved and adopted an amendment to the Company’s Amended and Restated Certificate of Incorporation (“Certificate”).  Among the changes to the Certificate, the Stockholders approved:

•	Amend Article SIXTH, Section A to provide for the phased-in elimination of the classification of the Board of Directors and the annual election of all directors.

•	Restate the Amended and Restated Certificate of Incorporation to integrate into a single instrument all prior amendments to the Company’s Amended and Restated Certificate of Incorporation.

A copy of the Restated Certificate of Incorporation is attached hereto as Exhibit 3.1 and is incorporated into this Item 5.03 by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

Set forth below are the results of the voting with respect to each matter acted upon at the Annual Meeting of Stockholders of the Company held on May 11, 2012.

1.     The election of director nominees to our Board of Directors as Class II Directors, each for a three year term, were elected based on the following votes:

Nominees	For	Against	Abstain	Non-Votes
C. Baker Cunningham	209,117,240	5,670,293	1,542,655	7,219,577
Sheldon R. Erikson	209,763,277	5,128,147	1,438,764	7,219,577
Douglas L. Foshee	211,210,050	3,529,508	1,590,630	7,219,577
Rodolfo Landim	211,626,228	3,064,741	1,639,219	7,219,577

2.     The proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accountants for 2012 was approved based on the following votes:

For	Against	Abstain
213,877,880	8,527,021	1,144,864

3.     The proposal to conduct an advisory vote on the Company’s 2011 executive compensation was approved based on the following votes:

For	Against	Abstain	Broker Non-Votes
210,909,569	3,353,563	2,066,609	7,220,024

4.     To approve an amendment to the Company’s Certificate of Incorporation to provide for the annual election of all directors was approved based on the following votes:

For	Against	Abstain	Broker Non-Votes
213,242,715	1,978,444	1,108,582	7,220,024

5.     To approve an amendment to the Company’s Certificate of Incorporation to provide that the Court of Chancery of the State of Delaware be the exclusive forum for certain legal action was not approved based on the following votes:

For	Against	Abstain	Broker Non-Votes
98,776,468	116,426,945	1,126,575	7,219,777

6.     To approve a restatement of the Company’s Certificate of Incorporation was approved as follows:

For	Against	Abstain	Broker Non-Votes
221,929,139	512,914	1,107,265	447

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

3.1	Restated Certificate of Incorporation of Cameron International Corporation dated May 14, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CAMERON INTERNATIONAL CORPORATION

By:	/s/ Grace B. Holmes
Grace B. Holmes
Vice President, Corporate Secretary and Chief Governance Officer

Date:          May 15, 2012